Portfolio of Investments (unaudited)
As of January 31, 2024
abrdn Australia Equity Fund, Inc.

Shares	Description	Industry and Percentage of Net Assets	Value
COMMON STOCKS—105.9%
AUSTRALIA—85.9%
280,400	ANZ Group Holdings Ltd.	Banks—3.9%	$ 4,947,484
157,552	Aristocrat Leisure Ltd.	Hotels, Restaurants & Leisure—3.5%	4,542,320
97,274	AUB Group Ltd.	Insurance—1.5%	1,935,763
2,089,200	Beach Energy Ltd.	Oil, Gas & Consumable Fuels—1.7%	2,241,997
493,612	BHP Group Ltd.	Metals & Mining—11.8%	15,101,569
221,300	Charter Hall Group, REIT	Diversified REITs—1.3%	1,726,072
17,250	Cochlear Ltd.	Health Care Equipment & Supplies—2.7%	3,423,244
156,514	Commonwealth Bank of Australia	Banks—9.3%	11,934,880
580,525	Endeavour Group Ltd.	Consumer Staples Distribution & Retail—1.7%	2,124,568
314,006	Goodman Group, REIT	Industrial REITs—4.1%	5,212,239
571,700	Insurance Australia Group Ltd.	Insurance—1.8%	2,244,165
85,349	James Hardie Industries PLC, CDI(a)	Construction Materials—2.5%	3,206,599
43,250	Macquarie Group Ltd.	Capital Markets—4.2%	5,336,592
846,220	Medibank Pvt Ltd.	Insurance—1.7%	2,118,631
1,413,775	Mirvac Group, REIT	Diversified REITs—1.6%	1,986,920
376,600	National Australia Bank Ltd.	Banks—6.2%	7,942,644
454,000	Northern Star Resources Ltd.	Metals & Mining—3.0%	3,894,324
947,629	Pilbara Minerals Ltd.	Metals & Mining—1.7%	2,158,382
51,700	Pro Medicus Ltd.	Health Care Technology—2.7%	3,405,944
77,980	Rio Tinto PLC	Metals & Mining—4.2%	5,397,730
1,833,200	Telstra Group Ltd.	Diversified Telecommunication Services—3.8%	4,834,759
104,545	Wesfarmers Ltd.	Broadline Retail—3.1%	3,957,754
275,154	Woodside Energy Group Ltd.	Oil, Gas & Consumable Fuels—4.5%	5,755,180
183,862	Woolworths Group Ltd.	Consumer Staples Distribution & Retail—3.4%	4,317,990
	Total Australia		109,747,750
NEW ZEALAND—7.9%
497,419	Auckland International Airport Ltd.	Transportation Infrastructure—2.0%	2,545,921
499,400	Mercury NZ Ltd.	Electric Utilities—1.6%	2,064,078
620,400	Spark New Zealand Ltd.	Diversified Telecommunication Services—1.6%	2,001,548
48,000	Xero Ltd.(a)	Software—2.7%	3,435,774
	Total New Zealand		10,047,321
UNITED STATES—12.1%
58,497	CSL Ltd.	Biotechnology—9.0%	11,487,497
212,621	ResMed, Inc., CDI	Health Care Equipment & Supplies—3.1%	4,021,571
	Total United States		15,509,068
	Total Common Stocks		135,304,139
SHORT-TERM INVESTMENT—0.4%
UNITED STATES—0.4%
591,055	State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.30%(b)		591,055
	Total Short-Term Investment		591,055
	Total Investments—106.3% (cost $114,280,579)		135,895,194
	Liabilities in Excess of Other Assets—(6.3%)		(8,112,563)
	Net Assets—100.0%		$127,782,631

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of January 31, 2024.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes  to Portfolio of Investments.

Notes to Portfolio of Investments
January 31, 2024 (unaudited)

1.    Summary of Significant Accounting Policies
a.    Security Valuation:
The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Board designated abrdn Asia as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Investment Manager may be classified as Level 2 or Level 3 depending on the nature of the inputs.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
2

Notes to Portfolio of Investments  (concluded)
January 31, 2024 (unaudited)

Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
3